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                                     EXHIBIT


                   AGREEMENT FOR JOINT FILING PURSUANT TO RULE
                  13d-1(k)(1) UNDER THE SECURITIES ACT OF 1934


         Pursuant to Rule 13d-1(k)(1) under the Securities Act of 1934, the undersigned, by their signature affixed hereto, do hereby agree in writing that this Schedule 13G be and is filed on behalf of each of them. The undersigned further recognize that each of them is responsible for the timely filing of this
Schedule 13G and any amendments thereto, and for the completeness and accuracy of any information concerning them contained herein.

         Dated November 3, 2000.

                                  CALP II LIMITED PARTNERSHIP
                                  By VMH International Ltd.


                                  By /s/ MARK E. VALENTINE
                                     -------------------------------------------
                                            Mark E. Valentine, President


                                  FETU HOLDINGS LTD.


                                  By /s/ MARK E. VALENTINE
                                     -------------------------------------------
                                                  Mark E. Valentine


                                  TK HOLDINGS LTD.


                                  By /s/ MARK E. VALENTINE
                                     -------------------------------------------


                                  VC ADVANTAGE LIMITED PARTNERSHIP
                                  By VC Advantage Limited, General Partner,


                                  By /s/ MARK E. VALENTINE
                                     -------------------------------------------
                                            Mark E. Valentine, President



                                  VMH INTERNATIONAL LTD.


                                  By /s/ MARK E. VALENTINE
                                     -------------------------------------------
                                            Mark E. Valentine, President


                                                 /s/ GREGG BADGER
                                  ----------------------------------------------
                                                     Gregg Badger

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